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                                                                    Exhibit 32.2

Section 906 Certification
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Marlin Business Services Corp. for the year ended December 31, 2003, the undersigned officer, being the Chief Financial Officer of Marlin Business Services Corp., hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) such Annual Report on Form 10-K for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Annual Report on Form 10-K for the period ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Marlin Business Services Corp.

                 Date: March 29, 2004

                                           /s/ Bruce E. Sickel
                                           Bruce E. Sickel
                                           Chief Financial Officer and
                                           Senior Vice President